CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as listed in Appendix A, relating to the financial statements and financial highlights of the funds indicated in Appendix A, which appear in Columbia Funds Variable Series Trust II’s Certified Shareholder Reports on Form N-CSR for the year ended December 31, 2024. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

Appendix A

Columbia Funds Variable Series Trust II	Report Date

CTIVP - Westfield Select Large Cap Growth Fund	2/24/2025

CTIVP - American Century Diversified Bond Fund	2/24/2025

CTIVP - TCW Core Plus Bond Fund	2/24/2025

CTIVP - Westfield Mid Cap Growth Fund	2/21/2025

CTIVP - CenterSquare Real Estate Fund	2/24/2025

CTIVP - T. Rowe Price Large Cap Value Fund	2/21/2025

CTIVP - MFS Value Fund	2/21/2025

CTIVP - Principal Blue Chip Growth Fund	2/21/2025

Columbia Variable Portfolio - Government Money Market Fund	2/24/2025

Columbia Variable Portfolio - Overseas Core Fund	2/24/2025

Columbia Variable Portfolio - High Yield Bond Fund	2/24/2025

Columbia Variable Portfolio - Large Cap Growth Fund	2/21/2025

Columbia Variable Portfolio - Dividend Opportunity Fund	2/21/2025

Columbia Variable Portfolio - U.S. Government Mortgage Fund	2/24/2025

Columbia Variable Portfolio - Large Cap Index Fund	2/21/2025

Columbia Variable Portfolio - Emerging Markets Fund	2/24/2025

Columbia Variable Portfolio - Select Mid Cap Growth Fund	2/21/2025

Columbia Variable Portfolio - Select Large Cap Value Fund	2/21/2025

Columbia Variable Portfolio - Income Opportunities Fund	2/24/2025

CTIVP - BlackRock Global Inflation-Protected Securities Fund	2/24/2025

Columbia Variable Portfolio - Core Equity Fund	2/21/2025

Columbia Variable Portfolio - Select Mid Cap Value Fund	2/21/2025

Columbia Variable Portfolio - Seligman Global Technology Fund	2/24/2025

Columbia Variable Portfolio - Limited Duration Credit Fund	2/24/2025

Columbia Variable Portfolio - Emerging Markets Bond Fund	2/24/2025

Columbia Variable Portfolio - Commodity Strategy Fund	2/24/2025

Variable Portfolio - Partners Small Cap Growth Fund	2/21/2025

Columbia Variable Portfolio - Disciplined Core Fund	2/21/2025

Columbia Variable Portfolio - Balanced Fund	2/21/2025

Columbia Variable Portfolio - Global Strategic Income Fund	2/24/2025

Columbia Variable Portfolio - Select Small Cap Value Fund	2/21/2025

Variable Portfolio - Partners Small Cap Value Fund	2/21/2025

CTIVP - Victory Sycamore Established Value Fund	2/21/2025

Variable Portfolio - Partners Core Bond Fund	2/24/2025

Variable Portfolio - Partners International Value Fund	2/24/2025

Variable Portfolio - Partners International Core Equity Fund	2/24/2025

Variable Portfolio - Partners International Growth Fund	2/24/2025

Variable Portfolio - Aggressive Portfolio	2/24/2025

Variable Portfolio - Moderately Aggressive Portfolio	2/24/2025

Variable Portfolio - Moderate Portfolio	2/24/2025

Variable Portfolio - Moderately Conservative Portfolio	2/24/2025

Variable Portfolio - Conservative Portfolio	2/24/2025

Columbia Variable Portfolio - Intermediate Bond Fund	2/24/2025

Variable Portfolio - Partners Core Equity Fund	2/21/2025

Columbia Variable Portfolio - Select Large Cap Equity Fund	2/21/2025

Variable Portfolio - Managed Volatility Moderate Growth Fund	2/21/2025